SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                 _______________________________


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                                                             November 8, 2000
        Date of Report (Date of earliest event reported):   (November 3, 2000)


                    RIGHTCHOICE MANAGED CARE, INC.
     (Exact Name of Registrant as Specified in Its Charter)


                           MISSOURI
         (State or Other Jurisdiction of Incorporation)


            1-13248                               43-1674052
    (Commission File Number)        (I.R.S. Employer Identification No.)


  1831 Chestnut Street, St. Louis, Missouri         63103-2275
   (Address of principal executive offices)         (Zip Code)

                          314-923-4444
      (Registrant's telephone number, including area code)

                         Not Applicable
 (Former  Name or Former Address, if Changed Since Last Report)


Item 1.  Changes in Control of Registrant.

     Not applicable.

Item 2.  Acquisition or Disposition of Assets.

     Not applicable.

Item 3.  Bankruptcy or Receivership.

     Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

     Not applicable.

Item 5.  Other Events.

     On November 3, 2000, Cole County Circuit Court Judge Thomas Brown III issued a ruling that Blue Cross and Blue Shield of Missouri is a public benefit company. The Registrant believes that this ruling is favorable to its goal of consummating the settlement agreement with the State of Missouri and creating The Missouri Foundation for Health.

     The litigation underlying the settlement and related settlement efforts are described in the Registrant's prior SEC filings.

     The Registrant's Press Release, dated November 6, 2000, is attached as Exhibit 99(a) and is incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors.

     Not applicable.

Item 7.  Financial Statements
      Pro Forma Financial Statements and Exhibits.

     (a) - (b) Not applicable.

     (c)  Exhibits Required by Item 601 of Regulation S-K:

                    99(a)  Press Release of Registrant dated November 6, 2000.

Item 8.  Change in Fiscal Year.

     Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  November 8, 2000

                              RIGHTCHOICE MANAGED CARE, INC.


                              By /s/ Angela F. Braly
                                Angela F. Braly
                                Executive Vice President,
                                General Counsel and
                                Corporate Secretary

EXHIBIT INDEX


Exhibit No.         Description


99(a)               Press Release of Registrant dated November 6, 2000